UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2006

SM&A
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 975-1550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 8, 2006, SM&A, a California corporation, issued a press release announcing that its annual shareholders' meeting conducted on June 6, 2006 had adjourned until June 20, 2006 at 10:00 a.m. Pacific Time, after re-electing the current eight directors to the Board of Directors, and approving an increase in shares available to issue under its employee stock purchase plan. On June 20, 2006, shareholders will be asked to vote, in person or by proxy, on the reincorporation of SM&A in Delaware.

A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

Press Release dated June 8, 2006, issued by SM&A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

June 9, 2006	By:	/s/ Steve D. Handy

Name: Steve D. Handy
Title: Senior Vice President, CFO & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 8, 2006, issued by SM&A